Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

We hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of Reliability Incorporated (the "Issuer") for the quarterly period ended June 30, 2003 (the "Periodic Report"):

1.	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and result of operations of the Issuer.

/s/ Larry Edwards Larry Edwards Chief Executive Officer August 5, 2003	/s/ Carl V. Schmidt Carl V. Schmidt Chief Financial Officer August 5, 2003

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